Income Taxes - Summary of Reconciliation of the Income Tax Expense Computed by Statutory Federal Income Tax Rate of 34 Percent to Income Before Income Tax Expense (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Computed "expected" tax expense	$ 4,742	$ 2,480
State tax expense, net of federal tax effect	593	305
Effect of statutory rate changes enacted in the current year	(223)
Non-deductible merger costs	150
Incentive stock options	104	19
Bank owned life insurance	(288)	(268)
Tax-exempt interest income, net of expense	(49)	(40)
Other	(82)	62
Income tax expense	$ 5,134	$ 2,734